Exhibit 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Advance Financial Bancorp (the "Company") on Form 10QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stephen M. Gagliardi, President and Chief Executive Officer, and Stephen M. Magnone, Treasurer (Chief Financial Officer), certify, pursuant to 18 U.S.C.
Section  1350,   as  adopted   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Stephen M. Gagliardi                     /s/ Stephen M. Magnone
-------------------------------------        -----------------------------------
Stephen M. Gagliardi                         Stephen M. Magnone
President and Chief Executive Officer        Treasurer (Chief Financial Officer)



November 12, 2002